Exhibit 10.1

SUBSCRIPTION BOOKLET

ENVIRO FUELS MANUFACTURING, INC.

Offering of up to $2,000,000
of  Common Stock
Minimum Subscription - $25,000

CONTENTS

Instructions for Subscription

Exhibit A:                                General Instructions - Wiring and Check Instructions

Exhibit B:                                Subscription Agreement

Exhibit C:                                Confidential Purchaser Questionnaire

Exhibit D:                                Selling Shareholder Questionnaire

Enviro Fuels Manufacturing, Inc.
676 W. Prospect Road
Ft. Lauderdale, FL 33309
Tel No.: 954-566-8535
Fax No.: 954-561-1577
Attn: Larry Hunt

ENVIRO FUELS MANUFACTURING, INC.

SUBSCRIPTION BOOKLET

INSTRUCTIONS FOR SUBSCRIPTION FOR COMMON STOCK

Each subscriber to this Offering must do the following:

1.	Complete, sign and deliver the Subscription Agreement included in this Subscription Booklet.

2.	Complete, sign and deliver the Confidential Purchaser Questionnaire included in this Subscription Booklet.

3.	Complete, sign and deliver the Selling Shareholder Questionnaire included in this Subscription Booklet.

4.	Deliver payment equal to the Purchase Price (as defined herein) in accordance with the wire transfer and check instructions attached hereto as Exhibit A.

5.
All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partners or members) and trust documents evidencing the authorization and power to make the subscription.

Delivery of the completed subscription documents described above and check (if applicable) should be delivered directly to the Company at the following address:

Enviro Fuels Manufacturing, Inc.
676 W. Prospect Road
Ft. Lauderdale, FL 33309
Tel No.: 954-566-8535
Fax No.: 954-561-1577
Attn: Larry Hunt

The Company may accept or reject subscriptions, in whole or in part, in its sole discretion.  The offering is available only to “accredited investors” as defined under Regulation D under the Securities Act of 1933, as amended (the “Act”).  In the event that a subscription offer is not accepted by the Company, the subscription funds shall be returned to the subscriber, without deduction or interest thereon.

EXHIBIT A

Wire and Check Instructions

Wiring Instructions:

Bank Name:	IRONSTONE BANK
ABA #:	067092022
Tel Number	954 492 2265
Address	6451 N. FEDERAL HWY., FT. LAUDERDALE, FL 33308
Acct #:	009061925294
Acct. Name:	ENVIRO FUELS MANUFACTURING, INC.

Checks:

Checks should be made out to “Enviro Fuels Manufacturing, Inc.”

A-1

EXHIBIT B

SUBSCRIPTION AGREEMENT

Enviro Fuels Manufacturing, Inc.

Please review, sign page S-1 or S-2 (as applicable), and return to:

Enviro Fuels Manufacturing, Inc.
676 W. Prospect Road
Ft. Lauderdale, FL 33309
Tel No.: 954-566-8535
Fax No.: 954-561-1577
Attn: Larry Hunt

Enviro Fuels Manufacturing, Inc.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms its subscription for the purchase of shares of Common Stock, par value $0.001 per share, of Enviro Fuels Manufacturing, Inc. (“Common Stock”), a Nevada corporation (the “Company”) on the terms described below.  The Common Stock is sometimes referred to herein as the “Securities.”.

In connection with this subscription, Subscriber and the Company agree as follows:

1.           Purchase and Sale of Common Stock.

           (a)           The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a number of shares of Common Stock at a price per Share equal to $1.00 (the “Share Price”) and for the aggregate subscription amount set forth on the signature page hereto.  Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber a share certificate evidencing the applicable number of Shares subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

(b)           Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price (the “Purchase Price”) set forth on the signature page hereof required to purchase the Common Stock subscribed for hereunder which amount has been paid in U.S. Dollars by cash, wire transfer or check of immediately available funds. The minimum purchase is $25,000.

(c)           Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of Common Stock, which offering is being made on a “best efforts” basis up to the maximum of $2,000,000 of Common Stock (the “Maximum Offering”).  Subscriber understands that there is no minimum number of shares of Common Stock which must be sold prior to release of funds to the Company.  During the period of the Offering, which period shall commence on January 11, 2008 and expire at 5:00 p.m. EST on February 11, 2008, subject to the extension of such period by the Company for up to an additional 30 days (the “Offering Period”) without notice to Subscribers.  If a subscription is not accepted, whether in whole or in part, the subscription funds held by the Company will be returned to the investor without interest or deduction.

2.           Covenants, Representations and Warranties of Subscriber.  Subscriber covenants with, represents and warrants to, the Company as follows:

(a)           Subscriber is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Act”), and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Company and has the capacity to protect Subscriber’s own interests.

(b)           Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of the Shares (in accordance with Section 5 below).

(c)           Subscriber is purchasing the Securities for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Securities in full compliance with the applicable provisions of the Act, the rules and regulations promulgated thereunder, and applicable state securities laws.

(d)           Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available.  Subscriber is aware of the provisions of Rule 144 promulgated under the Act, as amended, which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions.

(e)           Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber.  In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any person acting on its behalf.  Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of all of the Company’s publicly available documents, and (ii) all information that it desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon information furnished to Subscriber in writing. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Subscriber has not relied on any other representations or information in making its investment decision.

(f)           Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement.  This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g)           Subscriber has carefully considered and has discussed with the Subscriber’s professional legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are suitable for the Subscriber.  Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents.  Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(h)           The information provided by the Subscriber in the Confidential Purchaser Questionnaire accompanying this Subscription Agreement does not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(i)           There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s properties before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(j)           The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or bylaws, if applicable, or any of Subscriber’s material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

(k)           Subscriber acknowledges that the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of its investment.

(l)           Subscriber acknowledges that it has carefully reviewed the risk factors attached hereto as Annex A prior to making an investment decision.

(m)           Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities. Subscriber is not being represented by counsel to the Company and has been instructed to obtain independent advice regarding the Offering and the making of this investment.

(n)           Subscriber is aware that the Securities when issued will be “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(o)           Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefore shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR ENVIRO FUELS MANUFACTURING, INC., IS AVAILABLE.”

(p)           Because of the restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and that the Company intends to do so.  Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

(q)           Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision. Subscriber has been advised to consult his own advisors, including accountants or attorneys, and is not being represented in the Offering by counsel to the Company.

(r)           Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(s)           Subscriber further represents that the address set forth below is its principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Securities.

(t)           Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds).  This Subscription Agreement is not binding upon the Company until accepted by an authorized officer of the Company.  In the event that the subscription is rejected, Subscriber’s subscription funds will be returned without interest thereon or deduction therefrom. Subscriber acknowledges that the Company may be required to offer and sell to existing shareholders a right to participate in the Offering, and any purchases by such persons could have the effect of reducing the amount of Securities available for sale to new subscribers.

(u)           In making its decision whether to make an investment in the Securities being offered in this Offering, Subscriber is not relying upon any information other than that contained in the Subscription Agreement, which Subscriber has carefully read, the written Business Plan, or other information provided in writing by the Company.

(v)           Subscriber represents that Subscriber is not subscribing for Securities in this Offering as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(w)           Subscriber has carefully read this Subscription Agreement, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.

(x)           No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the in this Subscription Agreement.

(y)           Subscriber represents and warrants, to the best of its knowledge, that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

(z)           Subscriber represents and warrants that he/she/it has complied with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, including Regulation M and applicable state securities laws, and will comply at the time of sale pursuant to the Registration Statement.  Additionally, Subscriber understands that SEC Rules and Regulations prohibit Subscriber from using shares of Common Stock purchased herein to cover short sales of the Company’s common stock “against the box” which were made prior to the effectiveness of the Registration Statement covering the resale of the Company’s Common Stock.

(aa)           Subscriber (either directly or indirectly): (i) has not distributed or reproduced the any information provided by the Company, in whole or in part, at any time, without the prior written consent of the Company; and (ii)  shall keep confidential the existence of any information provided by the Company or made available in connection with any further investigation of the Company and not use the information about the Company (including the terms of the Offering) for any other purpose, including trading of the Company’s securities (including any short selling or other hedging transactions), until the terms of the Offering have been publicly disclosed.

3.           Covenants, Representations and Warranties of the Company.  The Company covenants with, represents and warrants to, Subscriber as follows:

(a)           The Company and its Controlled Subsidiaries, are (a) corporations duly organized, validly existing and in good standing under the laws of their respective states of incorporation, each have full power and authority to own or lease all of the assets owned or leased by each of them and to conduct their respective business and (b) are duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted or the character of the assets owned or leased makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company's presently conducted business (taken as a whole with the business of the Controlled Subsidiaries).  The term “Controlled Subsidiaries” means any corporation or other organization in which the Company owns, directly or indirectly, an equity or other ownership interest equal to or greater than 50 percent.

(b)           The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement.

(c)           All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement.  This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d)           The information provided by the Company to the undersigned hereof does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e)           As of the date hereof there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company.  The Company is not, nor as of each closing date shall be, in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, or such as individually or in the aggregate  do not have and will not to the best of its knowledge in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

(f)           To the best of its knowledge, the Company has not infringed, is not infringing, and has not received notice of infringement with respect to asserted intangibles of others.  To the best knowledge of the Company, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, materially infringe upon any like right of any other person or entity.  The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and right with respect to the foregoing, to conduct its business as presently conducted, and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise.  The Company has direct ownership of title to all its intellectual property (including all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how; owns all the rights to its Intangibles as are currently used in or have potential for use in its business.

(g)           The shares of Common Stock to be issued and sold to the undersigned have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable.  The Company has reserved sufficient shares of Common Stock to be issued upon the Closing of the Offering.

(h)           The Company shall provide for the transfer, upon request of the Subscriber, or removal of any legends upon the Securities, all as may be allowed in accordance with SEC Rule 144, and provide any required opinions of counsel to the Company’s transfer agent, at no cost to the Subscriber. The Company shall make generally available such information as may be necessary under SEC Rule 144 to allow for the resale of Securities by the Subscriber for at least two (2) years after the final Closing of the Offering. Further, the Company agrees that it shall pay all transfer agent fees, provided, however, that Subscriber shall provide, at its cost and expense, any required opinions of counsel with respect to any sales under Rule 144.

(i)           The Company’s capitalization prior to the Offering is as stated in the schedule attached hereto as Annex B.

(j)           The outstanding options, warrants and other convertible securities of the Company are as set forth in Annex B. Neither the Company nor any subsidiary is a party to an agreement, instrument or understanding which calls for, and no securities of the Company or any subsidiary contain provisions relating to, the resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary.  The issuance of the Securities or the consummation of the Offering will not trigger any resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary and will not result in any preemptive rights to acquire securities of the Company in favor of any third party.

(k)           Neither the Company nor any of its subsidiaries are (i) in violation of its certificate of incorporation or by-laws, (ii) to the best knowledge of the Company, in violation of any statute, law, rule, code, administrative regulation, ordinance, judgment, order or decree of any government, governmental instrumentality, court, domestic or foreign, or arbitration panel or other body applicable to it where such violation would have a material adverse effect or (iii) to the best knowledge of the Company, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, voting agreement, voting trust agreement, loan agreement, bond, debenture, note or other evidence of indebtedness, lease, sublease, license agreement, contract or other agreement or instrument to which it is a party or by which it or any of its respective properties are bound or affected (“contracts”), where such defaults, singly or in the aggregate, would have a material adverse effect.  To the knowledge of the Company, no other party under any contract is in default in any material respect thereunder which affects the Company or any subsidiary.

(l) The Company and its subsidiaries (A) has paid all federal, state, local and foreign taxes for which it is liable and has furnished all information returns it is required to furnish pursuant to the Internal Revenue Code of 1986, as amended, (B) has established adequate reserves for such taxes which are not due and payable and (C) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

(m)           The Company and the subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of reliable financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

4.           Indemnification.  Subscriber agrees to indemnify and hold harmless the Company and its respective officers, directors, employees, shareholders, agents representatives, counsel and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company.  All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

5.           Registration Rights Granted to Subscriber.  If the Company prepares and files a Registration Statement under the Securities Act of 1933, as amended (the “Act”), or otherwise registers securities under the Act as to any of its securities (other than a Registration Statement pursuant to Form S-8 or Form S-4) (each such filing, a “Registration Statement”), it will give written notice by registered mail, at least 20 days prior to the filing of such Registration Statement to the Subscriber of its intention to do so.  The Company shall include all of the Common Stock (the “Registrable Securities”) in such Registration Statement with respect to which the Company has received written request for inclusion therein within 15 days of actual receipt of the Company’s notice.

(l)	Patriot Act Compliance

To induce the Company to accept the undersigned’s investment, the undersigned hereby makes the following representations, warranties and covenants to the Company:

(a)           The undersigned represents and warrants that no holder of any beneficial interest in the undersigned’s equity securities of the Company (each a “Beneficial Interest Holder”) and, no Related Person (in the case the undersigned is an entity) is or will be:

(1)	A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

(2)	A Foreign Shell Bank; or

(3)	A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

(b)           The undersigned represents that the bank or other financial institution (the “Wiring Institution”) from which the undersigned’s funds will be wired is located in a FATF Country.

(c)           The undersigned represents that:

(1)
 Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure’s Immediate Family or any Close Associate of a Senior Foreign Political Figure; or

(2)
 Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

(3)
 Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

(l)	For purposes of this Section 6, the following definitions shall apply;

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

FATF Country: A country that is a member of FATF.  As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States.  For a current list of FATF members see http://www1.oecd.org/fatf/Members_en.htm.

Foreign Bank: An organization that (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure, typically includes the political figure’s parents, siblings, spouse, children and in-laws.

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur.  See http://www1.oecd.org/fatf/NCCT_en.htm for FATF’s list of non-cooperative countries and territories.

Physical Presence: A place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

Related Person: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

Senior Foreign Political Figure: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation.  In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).

7.           Miscellaneous.

(a)           Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)           Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(c)           This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(d)           Subscriber acknowledges that it has been advised to consult with its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate. Subscriber understands and agrees that Subscriber has not been represented in this transaction by counsel to the Company.

(l)
Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent: (i) by registered or certified mail with return receipt requested (postage prepaid) or (ii) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:
Enviro Fuels Manufacturing, Inc.
Attention: Larry Hunt, Chief Executive Officer
676 W. Prospect Road
Ft. Lauderdale, FL  33309

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing.

(f)           Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof.  No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(g)           This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by the Florida courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

(h)           Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in Ft. Lauderdale, Florida, or in the United States District Court for the Southern District of Florida (the “Florida Courts”).  The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consents to the jurisdiction of the Florida Courts in any such suit, action or proceeding.  The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Florida Courts and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(i)           If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(j)           The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach.  Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(k)           All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(l)           This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Pages Follow]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$___________________________________	__________________________
Purchase Price ($1.00 per share)	Number of Shares
____________________________________	___________________________________
Print or Type Name	Print or Type Name (Joint-owner)
____________________________________	___________________________________
Signature	Signature (Joint-owner)
___________________________________	__________________________________
Date	Date (Joint-owner)
____________________________________	___________________________________
Social Security Number	Social Security Number (Joint-owner)
___________________________________	____________________________________
___________________________________	____________________________________
Address	Address (Joint-owner)

_______ Joint Tenancy	______ Tenants in Common

Wiring Instructions:

Bank Name:
ABA #:
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Address
Acct #:
Acct. Name:

Signature Page for Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ ________________________________	___________________________________
Total Purchase Price ($1.00 per Share)	Number of Shares

Print or Type Name of Entity

Address

____________________________________	____________________________________
Taxpayer I.D. No. (if applicable)	Date

By: ____________________________________	____________________________________
Signature: Name:	Print or Type Name and Indicate
Title:	Title or Position with Entity

____________________________________	____________________________________
Signature (other authorized signatory)	Print or Type Name and Indicate
Title or Position with Entity

All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.

Wiring Instructions:

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SUBSCRIPTION SIGNATURE PAGE AND ACCEPTANCE
BY ENVIRO FUELS MANUFACTURING, INC.

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

ENVIRO FUELS MANUFACTURING, INC.

By: __________________________________
Larry Hunt, CEO

Date: ____________, 2008

Name of Subscriber
$
Total Purchase Price	Number of Shares

Annex A

Risk Factors

An investment in our Common Stock is highly speculative and involves a high degree of risk, including lack of liquidity, substantial and immediate dilution, and potential loss of an investor’s entire investment.  You should invest in our Common Stock only if you can afford a complete loss of your investment.  You should carefully consider, together with the other matters referred to in this Subscription Agreement, the following risk factors before you decide to buy our Common Stock.  Although the Company believes these risks are the most significant as of the date of this Subscription Agreement, investors should nevertheless realize that factors other than those set forth below may ultimately affect an investment in the Common Stock offered hereby in a manner and to a degree which cannot be foreseen at this time.  The Company makes no representation that the following risks represent all of the risks associated with an investment in the Common Stock offered hereby.

Risks Relating to the Company and its Business

We are a development stage company with a limited operating history and our product is not ready to be marketed.

Since our inception in October 2007, we have been engaged primarily in the research, design, and development of our first product, the Enviro Fuels Cooking and Heating Stove.  While we have produced a prototype version of the product, we have not begun to manufacture the Cooking and Heating Stove, we have not yet undertaken marketing efforts relating to the Cooking and Heating Stove, and the Cooking and Heating Stove system has not yet generated any revenues.  We expect to continue to incur substantial net operating losses as research and development, market testing, sales and marketing activities and operations continue.  We cannot assure you that the Cooking and Heating Stove will ever generate any revenues.

We have no history of operations and we have not yet generated any revenues.

We do not have an operational history upon which you can make an evaluation of our prospects and this Offering and we have not yet generated any revenues.  The Company is subject to the risks inherent to a new business enterprise.  Our projected expense levels are based in part on our expectations as to future revenues.  In fact, actual revenues, if we earn them, may fluctuate materially from any estimates we have included in our Business Plan.  We have not yet earned any revenues, and we do not know when we might begin to earn revenues on the sales of our product.  There can be no assurance that we will earn revenues or that we will become or remain profitable.

The Company and its prospects must be considered in light of the risks, expenses and difficulties encountered by companies in the extremely competitive consumer market.  Any future success that the Company might achieve will depend upon many factors, including factors which may be beyond our control or which cannot be predicted at this time.  These factors may include changes in coal and environmental technologies, price and product competition, the demand for the Company’s product, changes in pricing policies by the Company or its competitors, changes in the mix of products sold by the Company and the resulting change in total gross margin, changes in the mix of channels through which the Company’s product is offered, product enhancements and new product announcements by the Company and its competitors, market acceptance of new products of the Company or its competitors, product quality problems, personnel changes, changes in the Company’s strategy, changes in the level of operating expenses, the timing of research and development expenditures, general economic conditions in the United States, China and other foreign markets and economic conditions specific to the industry in which the Company competes, among others.  The Company’s limited operating history makes the prediction of future operating results difficult, if not impossible.  To address these risks, the Company must, among other things, continue to respond to competitive developments; attract, retain and motivate qualified personnel; implement and successfully execute its sales strategy; develop and market additional products; upgrade its technologies and commercialize products incorporating such technologies.  There can be no assurance that the Company will be successful in addressing these risks.

Our financial statements are not audited and may differ materially from GAAP accounting methods.

Attached to this Subscription Agreement as Annex C are unaudited financial statements and financial information for the calendar year ending December 31, 2007.  These unaudited financial statements are not prepared in accordance with generally accepted accounting principles (“GAAP”), and may be subject to material adjustment in the course of obtaining any future audit review.  Although management believes that the unaudited financial statement present fairly the financial condition and results of operations for the periods presented, they are not prepared in accordance with GAAP as they do not include, among other things, period to period comparisons or any footnote disclosures that are required by GAAP.

Our Business Plan contains forward looking statements

Our Business Plan contains forward-looking statements.  These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, beliefs and assumptions.  Words such as “may,” “could,” “would,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “seeks,” “estimates” and similar expressions are intended to identify forward-looking statements.  These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.  You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date our Business Plan.

We are in a highly competitive industry where there is rapid technological change.

Our prospects must be considered in light of the risks, expenses, and difficulties frequently encountered by companies that are developing new technologies and products in new and rapidly evolving markets.  In order to compete successfully, we must respond to competitive developments, attract and retain customers, upgrade our technologies and commercialize our products and services.  There can be no assurance that we will be able to compete successfully.

We are dependent on a single product and we are not certain that our product will be successfully marketed.

We have focused only on developing a new cooking stove/range and fuel that utilizes coal that has been processed using patented clean coal technologies.  The extent and pace of market acceptance of our product will be a function of many variables, including the efficiency, performance and attributes of our product, our ability to obtain necessary regulatory approvals to commercially market our product, the effectiveness of our marketing and sales efforts, including educating  governmental agencies  and other potential customers as to the distinctive characteristics and benefits of our product, our ability to meet manufacturing and delivery schedules, and our product pricing.

Because our product involves a new patent-pending technology, there is a material risk that the marketplace may not accept the potential benefits of it.  We cannot assure you that the preference of those consumers who do not have access to traditional power resources , governmental agencies, or secondary markets users involving recreational usages, will change from traditional methods of cooking and heating or that, if such a change does occur, it will occur as rapidly as we anticipate.  There can be no assurance that the cooking and heating stoves consumer product industries will use our product, even if our new technology becomes acceptable to them.

Unless and until our product is accepted by the market and generating meaningful revenues and profits, we will continue to be solely dependent upon the sale of our Common Stock or other securities to provide us with enough money to continue our operations.

We have limited financial resources, and we will need to continue to sell our Common Stock and other securities to raise money for our operations.

Our ability to execute our business strategy depends to a significant degree on our ability to obtain financing from the sale of our Common Stock and other securities.  Our business requires a large capital outlay for development and engineering, patent prosecution, and ongoing overhead.  We have raised $241,466 of the initial $500,000 referenced in our Business Plan.  If we raise the Maximum Offering Amount, which is $2,000,000, we believe, based upon our projections, that we will be able to finance our operations for a period of twelve months, during which time we will attempt to raise an additional $13 million in a subsequent offering to finance the manufacturing, engineering, tooling and other manufacturing costs related to our product.  We have no current arrangements in place to obtain this additional money.  Our inability to obtain this additional money could have a material adverse effect on our business and prospects.  If we are able to raise additional funds through the sale of our Common Stock or other securities, your investment will be diluted.

This is a best effort, maximum Offering.  This means that there is no guarantee that we will receive the Maximum Offering Amount, which is $2,000,000.  Even though we may not receive the Maximum Offering Amount, once we accept subscriptions for the purchase of our Common Stock, we will be entitled to take possession of and to use those funds.  We will continue offering shares of our Common Stock in an effort to reach the Maximum Offering Amount, however, we cannot assure you that the Maximum Offering Amount will be received.  If we receive an amount less then the Maximum Offering Amount, we may not have sufficient capital to continue our business operations.

We will rely on relationships with third parties and these relationships may prove not to be dependable.

We will be dependent on establishing relationships with third parties in order to manufacture and distribute our product.  Third-party manufacturers must be able to manufacture our product in accordance with strict regulatory requirements, in commercial quantities, at appropriate quality levels and at acceptable costs.  We cannot assure you that we will not encounter difficulties in obtaining reliable and affordable contract manufacturing assistance and/or in scaling up manufacturing capabilities.  These difficulties may include problems involving production yields, per-unit manufacturing costs, quality control, component supply and shortages of qualified manufacturing personnel.  In addition, there can be no assurance that we will not encounter problems relating to integration of components if changes are made in the present model’s configurations.  Difficulties like these could result in our inability to satisfy demand for our product in a cost-effective manner, and would have a material adverse effect on our business, financial condition and results of operations.

We cannot assure you that our product will receive clearance for sale in the United States or abroad including our main target market in China.

The manufacture and sale of our product will be subject to domestic and international regulation.  We primarily intend to pursue commercialization of our product in international markets where access to traditional sources of energy is scarce.  Our primary market is China but we intend to expand to other suitable foreign markets including India, Bangladesh, Indonesia, and parts of Africa.  Foreign regulatory requirements differ from jurisdiction to jurisdiction and may, in some cases, be more stringent or difficult to obtain than United States governmental agencies clearance or approval.  We cannot assure you that we will obtain the various foreign regulatory approvals.

We also intend to market our products in the United States for recreational uses.    The Company is not currently subject to direct regulation by a government agency in the United States, other than regulations applicable to businesses generally.  It is possible, however, that a number of laws and regulations may be adopted with respect to the heating and cookware business, covering such issues as pricing, distribution, and the characteristics and quality of products and services.  The adoption of any such laws or regulations may decrease the demand for the Company’s products, and increase the Company’s costs of doing business.  Any such new legislation or regulation, or the application of existing laws and regulations to the software industry, would have a material adverse effect on the Company’s business, operating results and financial condition.

Clearances or approvals that have been or may be granted, both in the United States and in foreign jurisdictions, may be subject to continual review which could result in product labeling restrictions, withdrawal of the product from the market or other adverse consequences.

Our failure or the failure of any contract design and manufacturing firms with which we may be related in the manufacturing of our products, to comply with these and other regulatory requirements could result in fines, suspensions or withdrawals of regulatory clearances or approvals, product recalls, product seizures, suspension of manufacturing, operating restrictions and criminal prosecution.  Furthermore, changes in existing regulations or adoption of new regulations or policies could prevent us from obtaining, or affect the timing of, future regulatory clearances or approvals.

We cannot assure you that we will be able to obtain necessary regulatory clearances or approvals on a timely basis or at all.  A delay or failure to receive such clearances or approvals, or a failure to comply with existing or future regulatory requirements, would have a material adverse effect on the Company’s business, financial condition and results of operations.

Our management may not be able to successfully implement our business plan.

Our sales and revenues will be dependent on the successful development of our product, acceptance of our product in the marketplace and formation of strategic relationships with retailer and government agencies.  While we believe that our current management can successfully implement our business plan, their inability to do so could have a material adverse effect on the Company’s business or prospects.

We do not have distribution channels for the sale of our product.

We have not yet developed a distribution system for our product, we have not yet begun marketing our product, and we currently have no sales force other than our Chief Executive Officer, Larry Hunt, and our joint venture partnership with Shanxi Poar led by Guo Lihua.

We cannot assure you that we will be able to develop an effective sales force with the requisite knowledge and skill to fully exploit the sales potential of our product.  Furthermore, we cannot assure you that our sales force, when established, will be able to establish distribution channels on terms acceptable to us or promote market acceptance of, and create demand for, our product.

We may be subject to product liability claims.

The design, development, manufacture, and use of our heating and cooking product involve an inherent risk of product liability claims and associated adverse publicity.  Producers of consumer products may face substantial liability for damages in the event of product failure or allegations that the product caused harm.  We have not yet obtained an insurance policy that will cover product liability.  We cannot assure you that we will not be subject to product liability claims, that any insurance we purchase would cover claims made against us, or that adequate insurance will be available on acceptable terms in the future.  If we were held liable for damages due to a defect in the design or manufacture of our product, or if any claim or product recall created significant adverse publicity, our business and financial condition could be materially adversely affected.

We may not manage our growth properly.

In order to establish our revenue base and maintain workable profit margins through the development, manufacturing, and marketing of our product and services, we believe that we may need to increase the size, complexity and geographic scope of our operations and we will need to develop a substantial customer base.  Any measurable growth in our business will place a significant strain on our management, administrative, technical and financial resources and will require the establishment or expansion of our customer support and sales and marketing resources.  We cannot assure you that we will be able to successfully address these additional demands or that we will be able to attract and retain the necessary personnel and other resources to properly manage our growth.  Failure to manage our growth properly could have a material adverse effect upon our business, financial condition and results of operations.

We are currently dependent on certain key employees who may not be easily replaced.

Our ability to operate successfully and manage our potential future growth depends on our ability to attract and retain highly qualified scientific, technical, managerial and financial personnel.  We face intense competition for qualified personnel in these areas, and we cannot assure you that we will be able to attract and retain qualified personnel.  The loss of key personnel or our inability to hire and retain additional qualified personnel in the future could adversely affect our business.

Our success will depend, to a significant extent, on certain key personnel, including Larry Hunt, our President and Chief Executive Officer, C.J. Douglas, our Secretary, John R. Earhart, our Vice-President, Guo Lihua, President of Shanxi Poar, as well as personnel we may hire in the future, including a Chief Technology Officer and a Chief Financial Officer.  We currently do not have any employment or consulting agreements with any party.  Consequently, our key employees may voluntarily terminate their employment with us at any time.  We do not have key person life insurance covering our management personnel or other key employees.

We are currently in partnership with Shanxi Poar Group Ltd. and are dependent on the long-term success of this relationship on our ability to successfully implement our business plan and enter the Chinese and other markets.

We currently have a partnership relationship with Shanxi Poar Group Ltd., a privately owned enterprise based in Shanxi, China, that combines scientific research, education, engineering, production and marketing in China.  Shanxi Poar Group, led by Guo Lihua, is in partnership with us to implement our stove and briquette technology throughout China and elsewhere.  We are highly dependent on the success and long-term continuation of this relationship for the marketing of our products in China and elsewhere.  Should this relationship terminate, our ability to implement our business plan will be adversely affected and we severely hinder our ability to continue operations.

We depend on technology that must be protected.  We may be unable to protect our intellectual property, including our patents, which could adversely affect the value of your investment.

Our success depends in large part on our ability to obtain patent and other intellectual property protection for our product, preserve our trade secrets and operate without infringing upon the proprietary rights of others, both in the United States and abroad.  Our technology is patent-pending and we do not currently hold United States patent to our technology.  We cannot assure you the outcome of our patent application nor that any future patent applications we file will result in patents being issued, or that our competitors will not design around any of the patents or licenses that may be issued to us.

We may also rely on trade secrets and proprietary know-how that we may seek to protect, in part, by confidentiality agreements with our licensees, employees and consultants.  We cannot assure you that these agreements will not be breached, or that we would have adequate remedies for any breach or that our trade secrets will not otherwise become known or be independently developed by our competitors.

Litigation may be necessary to enforce patents issued to us, to protect trade secrets or know-how that we own, to defend against claimed infringement of the rights of others or to determine the ownership, scope or validity of certain proprietary rights.  Any such claims may result in the Company incurring substantial litigation expenses and in our management having to divert extensive time and effort from our day-to-day business.  An adverse determination in litigation involving the proprietary rights of others could subject us to the payment of significant damages to third parties, could require us to seek licenses from third parties (which they may refuse to give us), and could prevent us from manufacturing, selling or using our products.  The occurrence of such litigation or the effect of a judgment against us in such litigation could, therefore, have a material adverse effect on our business and financial condition.

Risks Related to this Offering

We have not paid cash dividends and it is unlikely that we will pay cash dividends in the foreseeable future.

We intend to reinvest any profit we realize, to the extent we are able to do so, to complete the development of our product, to begin the manufacture and marketing of our product, to cover operating costs, and to otherwise become and remain competitive.  We will not pay any cash dividends with respect to our Common Stock or other securities in the foreseeable future.  In addition, we cannot assure you that we will ever generate sufficient surplus cash that will be available for distribution to the holders of the Common Stock.  Therefore, you should not expect to receive cash dividends on the Common Stock offered hereby.

Management will have broad discretion in using the proceeds received from this Offering.  You may not approve of the ways in which management uses those proceeds.

We expect to use the net proceeds of this offering primarily for working capital and for other general corporate purposes.  Management will retain broad discretion as to the allocation of the proceeds of this Offering.  You may not approve of the uses to which management allocates money.  Management’s failure to effectively use this money could have a material adverse effect on our business and financial condition.

There is no market for our Common Stock, so you will not be able to sell it in the event you need money.

There is no public or private market for our Common Stock, and it is unlikely that an active market for our Common Stock, or any other security we issue, will develop or be sustained after this Offering or in the foreseeable future even if we register our Common Stock.  Therefore, if you purchase the Common Stock we are offering, there is no assurance that you will ever be able to sell the shares, receive money back or realize any return on your investment.

If you purchase the Common Stock we are offering, the value of your purchase will be immediately diluted.

We require substantial working capital to fund our business and we plan on raising additional $13 million following this Offering.  If we raise additional funds through the issuance of equity, equity-related or convertible debt securities, these securities may have rights, preferences or privileges senior to those of the holders of our common stock. The issuance of additional common stock or securities convertible into common stock by our board of directors will also have the effect of diluting the proportionate equity interest and voting power of holders of our common stock.

A majority of our Common Stock is owned by our executive officers and directors and individuals owning more than 5% of our Common Stock, which will allow them to control the outcome of matters submitted to our stockholders for vote

Upon completion of this Offering, our executive officers and directors and individuals owning more than 5% of our Common Stock will, in the aggregate, own approximately 49.6% of our Common Stock if 2,000,000 shares of Common Stock are sold in this Offering (to non-management investors).  As a result, these individuals, acting together, will have the ability to substantially influence all matters submitted to our stockholders for approval (including the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets) and to control our management and affairs.  This concentration of ownership may have the effect of delaying, deferring or preventing a merger, consolidation, takeover or other business combination involving the Company or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company, which, in turn, could have an adverse effect on your investment.

Our incorporation documents and Nevada law may inhibit a takeover that stockholders consider favorable and could also limit the market price of your stock, which may inhibit an attempt by our stockholders to change our direction or management

We are governed by the provisions of Section 203 of Nevada General Corporate Law. These provisions may prohibit large stockholders, in particular those owning 15% or more of our outstanding voting stock, from merging or combining with us, which may prevent or frustrate any attempt by our stockholders to change our management or the direction in which we are heading. These and other provisions in our articles of incorporation and bylaws and under Nevada law could reduce the price that investors might be willing to pay for shares of our common stock in the future and result in the market price being lower than it would be without these provisions.

This Subscription Agreement has not been reviewed by any federal or state securities regulatory agencies.

Neither the Securities and Exchange Commission nor any state or territorial securities regulatory agency has reviewed or passed upon the accuracy or adequacy of this Subscription Agreement or passed upon or endorsed the merits or fairness of this Offering.  Accordingly, you will not enjoy the benefits or security that may be derived from the registration or qualification process with respect to the accuracy or adequacy of the disclosures contained in this Subscription Agreement, or the merits or fairness of this Offering.

Our Board of Directors determined the purchase price for the Common Stock being sold in this Offering.

The price of the Common Stock we are offering reflects the value of the Company as determined by the Board of Directors.  This determination was based, in part, upon the subjective views and opinions of the Board of Directors relating to the business potential and earnings prospects of the Company, the amount of additional capital the Board of Directors believes will be required to operate the Company, and the maximum percentage of equity ownership which the present stockholders have agreed to relinquish to potential new stockholders.  This valuation does not bear any relationship to earnings, asset value, book value or any other recognized criteria of fair market value.  The offering price fixed by the Company may not correlate with the value which would be placed upon the Company or the Common Stock by an independent third party, nor by any parties interested in acquiring the Common Stock, whether at this time or at any time in the future.

Neither the Company nor its agents is acting on your behalf in this Offering.  It is in your best interests to obtain independent advice before you make an investment in our Common Stock.

Our legal, accounting and business advisors do not represent your interests or the interests of other prospective investors in connection with this Offering.  Neither the Company nor any of its officers, directors, employees or agents makes any representation or expresses any opinion with respect to the merits of an investment in the Common Stock we are offering.  Furthermore, neither the Company nor any of its officers, directors, employees or agents represents to you that this Subscription Agreement, or any of the documents relating to it, provides a complete description of the Company, its business and the relevant risks that you may now, or in the future, deem important in making your decision to purchase our Common Stock. We urge you to retain the services of your own accountants, appraisers, attorneys and other advisors to counsel you with respect to the merits and the risks that are associated with your purchase of our Common Stock, and to conduct any investigation that you and they determine is necessary or advisable before you purchase our Common Stock.

We cannot assure you that we will undertake a public offering of our Common Stock.

We cannot assure you that we will ever pursue or consummate a public offering of our Common Stock, or of any of our securities, and you should not assume that we will do so in arriving at your decision to purchase the Common Stock offered hereby.

We will be subject to the penny stock rule once our common stock becomes eligible for trading.  These rules may adversely affect trading in our common stock.

We expect that our common stock will be a “low-priced” security under the “penny stock” rules promulgated under the Securities Exchange Act of 1934. In accordance with these rules, broker-dealers participating in transactions in low-priced securities must first deliver a risk disclosure document which describes the risks associated with such stocks, the broker-dealer’s duties in selling the stock, the customer’s rights and remedies and certain market and other information. Furthermore, the broker-dealer must make a suitability determination approving the customer for low-priced stock transactions based on the customer’s financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing to the customer, obtain specific written consent from the customer, and provide monthly account statements to the customer. The effect of these restrictions will probably decrease the willingness of broker-dealers to make a market in our common stock, decrease liquidity of our common stock and increase transaction costs for sales and purchases of our common stock as compared to other securities.

Stockholders should be aware that, according to Securities and Exchange Commission Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

Annex B

Capitalization

Total Common Shares Outstanding:	63,510,000

ANNEX C

UNAUDITED FINANCIAL STATEMENTS

December 31, 2007

ASSETS
CURRENT ASSETS
CASH	40,902

FIXED ASSETS
FURN & FIXT	59,177

OTHER ASSETS
PATENT COST	11,227
STOVE DEVELOPMENT	12,523
RENTAL SECURITY	22,500

TOTAL ASSETS	146,329

LIABILITIES & SHARE HOLDER EQUITY
LIABILITIES
PAYROLL TAX PAYABLE	1,765

SHARE HOLDER EQUITY
CAPITAL STOCK	63,010
(100,000,000 SHARES AUTH 0.001 PAR VALUE
63,010,000 ISSUED & OUTSTANDING)
PAID IN CAPITAL	178,456
RETAINED DEFICIT	-96,902

TOTAL	144,564

TOTAL LIABILITIES & SHARE HOLDER EQUITY	146,329

RECEIPTS	0

COSTS
PROF & CONSULTING	24,500
PAYROLL	23,077
SUPPLIES & OFFICE	5,828
RENT & STORAGE	5,663
TRAVEL & MAINT	36,914
BANK CHARGES	920

TOTAL	96,902

LOSS FOR PERIOD (INCEPTION - 12/31/07)	-96,902

EXHIBIT C

CONFIDENTIAL PURCHASER QUESTIONNAIRE

ENVIRO FUELS MANUFACTURING, INC.

Please review, sign on page 33, and return to:

Enviro Fuels Manufacturing, Inc.
676 W. Prospect Road
Ft. Lauderdale, FL 33309
Tel No.: 954-566-8535
Fax No.: 954-561-1577
Attn: Larry Hunt

ACCREDITED INVESTOR QUESTIONNAIRE
for
ENVIRO FUELS MANUFACTURING, INC.

Gentlemen/Ladies:

THIS INVESTOR QUESTIONNAIRE IS TO BE COMPLETED IN CONNECTION WITH THE OFFERING BY ENVIRO FUELS MANUFACTURING, INC. (THE “COMPANY”) WHEREBY INVESTORS ARE PURCHASING IN THE AGGREGATE, UP TO $2,000,000 SHARES OF THE COMPANY'S COMMON STOCK, $0.001 PAR VALUE PER SHARE (THE "COMMON STOCK") AT A PER SHARE PRICE EQUAL TO $1.00.   THE SHARES OF COMMON STOCK ARE SOMETIMES REFERRED TO HEREIN AS THE "SECURITIES.”

The information contained in this questionnaire is being furnished to you in order for you to determine whether the undersigned purchaser (the “Purchaser”) will be a qualified purchaser of Securities of the Company, pursuant to Section 4(2) of the Securities Act of 1933, as amended, (the “Securities Act”), and Regulation D promulgated thereunder by the Securities and Exchange Commission (“Regulation D”).  The Purchaser understands that you will rely upon the following information for purposes of making such determination, and that the Securities will not be registered under the Securities Act in reliance upon the exemption from registration provided in Section 4(2) of the Securities Act and Regulation D.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  However, the Purchaser understands and agrees that you may present this questionnaire to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act or meets the requirements of applicable state securities laws or blue sky laws.

The Purchaser agrees that this Questionnaire is merely a request for information.  The Purchaser agrees that this Questionnaire does not constitute an offer to sell or a sale of the Securities and that no sale will occur prior to the acceptance of the Purchaser’s subscription.

ACCREDITED INVESTOR QUESTIONNAIRE

GENERAL INSTRUCTIONS

If the Securities subscribed for are to be owned by more than one entity, each co-subscriber must complete a separate Questionnaire and sign the signature page.

All questions must be answered.  If the appropriate answer is “None” or “Not Applicable,” please so state.  Please attach additional sheets if necessary to complete your answers to any item.

1.           General Information Regarding Purchaser

(a)	Name of Purchaser: _________________________________________

Additional Purchaser (i.e. Joint Tenant) ________________________________

(b)
Address: _________________________________________________________

Telephone Number: _________________________________________________

Fax Number: ______________________________________________________

Email Address:  ____________________________________________________

(c)	Taxpayer Identification No. or Social Security No. : _____________________________________________

2.           Information Regarding Corporate Officer or Authorized Person Executing This Questionnaire on behalf of the Purchaser

(a)           Name:  __________________________________________________________

(b)           Current Position or Title: ____________________________________________

3.           Purchaser’s Bank or Lead Bank

(a)           Name of Bank:_____________________________________________________

(b)           Address:  ________________________________________________________

(c)        Telephone No.: ________________________

(d)           Fax No.: __________________

A.	ALL INDIVIDUALS MUST INITIAL WHICHEVER OF THE FOLLOWING STATEMENTS IS APPLICABLE TO SUCH INDIVIDUALS:

_____ (a)
I certify that I am an Accredited Investor because I had an individual income[1] of more than $200,000 in each of the two most recent year, or joint income[1] with my spouse in excess of $300,000 in each of such years, and I reasonably expect to have an individual income in excess of $200,000 (or a joint income with my spouse of $300,000) in the current year.

_____ (b)	I certify that I am an Accredited Investor because I have an individual net worth,[2] or my spouse and I have a joint net worth, in excess of $1,000,000.

A1.           Current Employment or Business Activity:

Company Name:___________________________________________________

Address:               __________________________________________________
Number                                 Street

__________________________________________________
City                                State                                Zip Code

Telephone Number: (          )

Principal Business:________________________________________

Position and Title: ________________________________________

[1]
For purposes of this Questionnaire, “individual income” means adjusted gross income as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, (iv) amounts contributed to an IRA or Keogh retirement plan, and (v) alimony paid; for this purpose, “joint income” shall equal the combined individual incomes of the individual and his spouse.

[2]
For purposes of this Questionnaire, “net worth” (except as otherwise specifically defined) means the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages.

A2.           Investment experience:

(a)	The frequency with which you invest in marketable securities is:

(   ) often    (   ) occasionally   (   ) never

(b)	The frequency with which you invest in unmarketable securities (such as private placement offerings) is:

(   ) often    (   ) occasionally   (   ) never

(c)	Have you previously participated in private placement offerings in the last 5 years?
______                                                      _______
Yes                                           No
(d)           If you answered "yes" to (c) above state the private placements in which you participated in the last 5 years.

Amount	Name of
Invested	Entity/Issuer

$__________	_______________________________________

$__________	_______________________________________
$__________	_______________________________________

$__________	_______________________________________

$__________	_______________________________________

You may use additional sheets if necessary

A3	(a)	Do you understand the nature of an investment in the Company and the risk associated with such an investment?

___________	___________
Yes	No

(b)	Do you understand that there is no guarantee of any financial return on this investment.

___________	___________
Yes	No

(c)	Do you understand that this investment is not liquid?

___________	___________
Yes	No

(d)	Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

___________	___________
Yes	No

B.	ALL CORPORATIONS, PARTNERSHIPS. AND OTHER ENTITIES THAT ARE NOT TRUSTS MUST INITIAL WHICHEVER OF THE FOLLOWING STATEMENTS ARE APPLICABLE TO SUCH ENTITY:

1.           Has the corporation, partnership, limited liability company or other entity been formed for the specific purpose of acquiring Securities?

Yes ____	No ____

2.           INITIAL “yes” or “no” for each of the following statements:

Yes ____	No ____	The Purchaser is a bank as defined in Section 3(a)(2) of the Securities Act.

Yes ____	No ____	The Purchaser is a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

Yes ____	No ____	The Purchaser is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

Yes ____	No ____	The Purchaser is an insurance company as defined in Section 2(13) of the Securities Act.

Yes ____	No ____	The Purchaser is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

Yes ____	No ____	The Purchaser is a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Yes ____	No ____
The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

Yes ____	No ____
The Purchaser is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, investment decisions are made solely by persons that are Accredited Investors.

Yes ____	No ____	The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Yes ____	No ____
The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or a partnership, nor formed for the specific purpose of acquiring the Shares with total assets in excess of $5,000,000.  [A limited liability company should answer no to this question.]

Yes ____	No ____	The Purchaser is an entity all of whose equity owners are Accredited Investors. This Questionnaire must be completed by all equity owners as individuals.

3.
The undersigned corporate officer or authorized person represents and warrants to you, on behalf of the Purchaser, that (a) the information contained herein is true, complete and accurate and may be relied upon by you; and (b) the undersigned corporate officer or authorized person will notify you immediately of any material adverse change in such information occurring prior to the acceptance of the Purchaser’s subscription for Shares.

4.	The Purchaser is ________ OR is not ________ subject to backup withholding under the provisions of Section 3406(a)(1)(c) of the Code.

5.	The Purchaser has ________OR has not ________ been formed solely for the purpose of investing in the Company.

If the answer to Question 5 is “has,” the entity must be able to certify to the following statement in order to qualify as an Accredited Investor:

The corporation, partnership or other entity certifies that it is an Accredited Investor because each of its equity owners is an Accredited Investor.  Exhibit A to this Questionnaire must be completed by all equity owners.

6.
The Purchaser is ________ OR is not ________ acquiring all or part of the Securities, directly or indirectly, for or on behalf of a “benefit plan investor” as described in U.  S.  Department of Labor regulations Section 2510.  3-101.

C.	EACH TRUST MUST CHECK WHICHEVER OF THE FOLLOWING STATEMENTS APPLY TO SUCH TRUST:

__________
The Trust has total assets in excess of $5,000,000, was not formed by the specific purpose of acquiring the Shares, and its purchase will be directed by a sophisticated person as described in Rule 506(b)(2) (ii) of Regulation D.

__________
The grantors of the trust may revoke the trust at any time and regain title to the trust assets and retain sole investment control over the assets of the trust and all of the grantors are individual Accredited Investors.  This Questionnaire must be completed by all grantors of the trust as individuals.

1.           Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes ☐	No ☐

2.           Does this investment in the Company exceed 10% of the trust assets?

Yes ☐	No ☐

3.           If the trust is a revocable trust, please complete Question 1 below.  If the trust is an irrevocable trust, please complete Question 2 below.

(a)           REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes ☐	No ☐

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name(s): ______________________________________________

Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

Yes ☐	No ☐

OR

Income (exclusive of any income attributable to spouse) was in excess of
$200,000 for 2004 and 2005 and is reasonably expected to be in excess of $200,000 for 2006?

Yes ☐	No ☐

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2004 and 2005 and is reasonably expected to be in excess of $300,000 for 2006?

Yes ☐	No ☐

(b)           IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name: ________________________________________

Trustee Name: ________________________________________

Does the trust have assets greater than $5 million?

Yes ☐	No ☐

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

Yes ☐	No ☐

Indicate how often you invest in:

Marketable Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

Restricted Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

Venture Capital Companies

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

D.           FOR FINRA MEMBERS AND ASSOCIATED PERSONS.

(a)	Are you affiliated or associated with a FINRA member firm (please check one):

YES	NO

If Yes, please describe your affiliation/association:

_________________________________________________________
_________________________________________________________
_________________________________________________________

(b)           If subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the FINRA Conduct Rules.

________________________________________________
Name of FINRA Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

(c)           Please list all securities of the Company held by the undersigned (other than as purchased in the Offering)

Title of Security	Number of Shares

_______________________	___________________________

_______________________	___________________________

_______________________	___________________________

(d)           Are you aware of any arrangement with the Company for your FINRA firm to purchase any securities of the company or to participate in any future sales of securities (whether as underwriter or placement agent or otherwise)?

_______ Yes	________No

If yes, please summarize:

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

E.                      REPRESENTATIONS AND WARRANTIES BY ALL PURCHASERS

By signing this Questionnaire, the undersigned hereby confirms the following statements:

(a)
I have read the Subscription Agreement and other accompanying Offering documents of the Company.  I understand and confirm that these documents are confidential, may contain non public information and that I shall not use the information contained therein for any use in connection with the purchase or sale of securities of the Company except as a subscriber in the Offering.  Any such use for any other purpose may subject the subscriber to civil or criminal liability under the securities laws.

(b)
The Purchaser understands that the representations contained in this Questionnaire are made hereby for the purpose of qualifying the Purchaser as an Accredited Investor.  The Purchaser hereby further represents and warrants that the information furnished above is true and correct in all respects and that all documents attached to this Questionnaire are complete and correct as of the date hereof.  The Purchaser understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the Purchaser for damages.

(c)	My answers to the foregoing questions are true and complete to the best of my information and belief and I will promptly notify the Company of any changes in the information I have provided.

           Individual

Date: ___________________, 2008	_______________________________
Name of Individual
(Please type or print)

_______________________________
Signature of Individual

_______________________________
Name of Joint Owner
(Please type or print)

_______________________________
Signature (Joint Owner)

Partnership, Corporation, LLC or
Other Entity

Date: __________________, 2008	__________________________________
Print or Type Entity Name

By: _______________________________

__________________________________
Print Name

__________________________________
Print Title

EXHIBIT D

ENVIRO FUELS MANUFACTURING, INC.

SELLING SHAREHOLDER QUESTIONNAIRE.

Please review, sign on page 38, and return to:

Enviro Fuels Manufacturing, Inc.
676 W. Prospect Road
Ft. Lauderdale, FL 33309
Tel No.: 954-566-8535
Fax No.: 954-561-1577
Attn: Larry Hunt

ENVIRO FUELS MANUFACTURING, INC.

Selling Shareholder Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”) of Enviro Fuels Manufacturing, Inc., a Nevada corporation (the “Company”), (the “Registrable Securities”) understands that the Company may file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 or other appropriate form (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the offering as described in the Subscription Agreement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly, indirectly, alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:______________________________________________
Fax:___________________________________________________
Contact Person:___________________________________________

3. Beneficial Ownership of Registrable Securities:

Type and Number of Registrable Securities beneficially owned:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes                         No   

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes                         No   

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes                         No   

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

[signature page is next]

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Individuals

Print Name of Beneficial Owner (s):	_________________________________________

_________________________________________

By:______________________________________

By:_______________________________________

Corporations, Trusts, Partnerships, LLC:

Print Name of Entity:	______________________________________

Authorized Signature:	______________________________________

Print Name:	______________________________________

Title:	______________________________________

D-4